UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23318

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Tax-Exempt Private Credit Fund, Inc.
(Exact name of registrant as specified in charter)

__________________

5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

Jeffrey Kruske
5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Name and address of agent for service)

__________________

913-981-1020
Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1. Report to Stockholders.

(a)     The Report to Shareholders is attached herewith.

2025 Annual Report

September 30, 2025

Tax-Exempt Private Credit Fund, Inc.

Institutional Class Shares — TSIFX

www.tortoisecapital.com

This annual shareholder report contains important information about the Fund for the twelve-month reporting period ending September 30, 2025. You can find additional information about the Fund at https://www.tortoisecapital.com/.

You can also request this information by calling 1-855-TCA-FUND (855-822-3863) or by sending an email request to info@tortoisecapital.com. If you hold fund shares through a financial intermediary, the Fund’s reports to shareholders and other information about the Fund are available from your financial intermediary.

Tax-Exempt Private Credit Fund, Inc. 2025 Annual Report

Portfolio Allocation Pie Charts

Investments by asset type as of 9/30/2025	Sector allocation as of 9/30/2025

2

2025 Annual Report | September 30, 2025

Letter to Investors

Dear investor,

On October 24, 2024, the Fund held a special meeting of shareholders, during which shareholders approved a Plan of Liquidation and Termination. Under this plan, the Fund will seek to conduct an orderly liquidation to harvest the value of its assets and make liquidating distributions to Shareholders and otherwise wind up its affairs with the goal of maximizing value for Shareholders.

The Fund currently expects to return liquidation proceeds through periodic distributions as assets are liquidated, on such date or dates as the officers of the Fund, the Adviser or their delegates shall determine, while aiming to complete the liquidation around the end of 2025, all subject to market conditions. The end of 2025 target final liquidation date is not definitive, and the completion of the liquidation may occur before or after this target date.

During the fiscal year ended September 30, 2025, the Fund successfully exited twenty-five portfolio investments. These liquidations resulted in significant income and return of capital distributions paid to shareholders throughout the period. Management remains focused on liquidating the remaining portfolio expeditiously while preserving value for shareholders.

3

Expense Example

As a shareholder of the Tax-Exempt Private Credit Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2025 – September 30, 2025).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
	Beginning Account Value April 1, 2025	Ending Account Value September 30, 2025	Expenses Paid During Period(1) April 1, 2025 to September 30, 2025
Actual(2)(3)	$1,000.00	$989.00	$10.87
Hypothetical (5% return before expenses)(4)	$1,000.00	$1,014.14	$11.01

(1) Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% multiplied by the average account value over the period, multiplied 183/365 to reflect the one-half year period.

(2) Based on the actual returns for the six month period ended September 30, 2025 of -1.10%.
4

2025 Annual Report | September 30, 2025

Value of $10,000 vs. Bloomberg High Yield Muni Bond Index

Since inception on March 26, 2018 through September 30, 2025

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-822-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2025

	1-Year	3-Year	5-Year	Since Inception(1)
Tax-Exempt Private Credit Fund	-1.49%	-0.31%	0.96%	1.62%
Bloomberg High Yield Muni Bond Index(2)	0.20%	6.77%	2.85%	3.94%

(1) Inception date of the Fund was March 26, 2018.

(2) The Bloomberg High Yield Muni Bond Index is composite index which has a 25% weighting in investment-grade triple-B bonds and 75% weighting in non-investment grade bonds. In addition, 75% of the index is in bonds issued as part of transactions of at least $100 million in size. This index can not be invested in directly.

Management’s Discussion of Fund Performance

The Tax-Exempt Private Credit Fund underperformed the Bloomberg High Yield Municipal Bond Index for the 12-month period ending September 30, 2024. The Fund produced a total return of (1.49)% for the fiscal year. Income provided the core component of return generation, with an income stream of 35.64% reduced by a NAV decrease of (37.13)%. The quarterly distribution rate for the period ended September 30, 2025, was 25.37% due to the liquidating distributions made during the period.

The Fund’s ongoing liquidation of portfolio assets in addition to valuation updates to several distressed assets contributed to the returns experienced by the fund during the fiscal year. In accordance with the Plan of Liquidation and Termination, approved by shareholders in October 2024, the Fund will continue to conduct an orderly liquidation to harvest the value of its assets, pay debts, and make liquidating distributions to Fund shareholders.

5

Schedule of Investments September 30, 2025
	Principal Amount	Fair Value
Municipal Bonds — 92.8%
Arizona — 44.6%
Arizona Industrial Development Authority
0.00%, 02/01/2026 (Obligor: Dove Mountain Senior Living)(a)(b)(f)	$21,660,000	$23,544,091
0.00%, 02/01/2026 (Obligor: Dove Mountain Senior Living)(a)(b)(f)	3,095,000	2,940,248
Maricopa County Industrial Development Authority,
6.75%, 07/01/2033 (Obligor: New Learning Ventures)	944,000	923,389
		27,407,728
Colorado — 4.7%
Colorado Educational & Cultural Facilities Authority,
7.50%, 12/15/2030 (Obligor: Ability Connection Colorado)(b)	2,905,000	2,904,294
Florida — 12.3%
Capital Trust Agency Inc.
0.00%, 11/15/2025 (Obligor: Championship Charter School I — Series A)(a)(b)(f)	8,425,000	4,828,389
0.00%, 11/15/2025 (Obligor: Championship Charter School I — Series B)(a)(b)(f)	485,000	277,955
Florida Development Finance Corp.,
7.00%, 08/01/2032 (Obligor: Academir Charter School)(b)	2,700,000	2,426,160
		7,532,504
Ohio — 1.0%
County of Shelby, Ohio, 8.00%, 04/15/2055 (Obligor: SLF Sidney Obligation Group)(b)	660,000	645,339
Pennsylvania — 3.4%
Pennsylvania Economic Development Financing Authority,
8.50%, 12/01/2039 (Obligor: Earthcare Bethel LLC)(b)(c)(d)	2,025,000	2,076,306
Wisconsin — 26.8%
Public Finance Authority
0.00%, 10/15/2025 (Obligor: Montage Living Obligation Group)(b)(f)(g)	10,980,000	6,917,400
0.00%, 10/15/2025 (Obligor: Montage Living Obligation Group)(b)(f)(g)	5,520,000	3,477,600
0.00%, 10/15/2025 (Obligor: Montage Living Obligation Group)(b)(f)(g)	5,060,000	3,187,800
	Principal Amount/Shares	Fair Value
Wisconsin (continued)
7.60%, 01/15/2033 (Obligor: The Excel Academy)(b)	$740,000	$731,604
7.63%, 02/01/2033 (Obligor: Genesis Christian Academy)(b)	2,245,000	2,169,060
		16,483,464
Total Municipal Bonds (Cost $67,237,017)		57,049,635
Private Notes — 0.5%
CHAMP. DAVIE H.S., 0.00%,11/15/2025(a)(f)	500,000	286,551
Regional Housing & Community Note, 7.50%, 10/27/2025(a)(f)	1,745,259	—
Total Private Notes (Cost $2,245,259)		286,551
Short-Term Investments — 3.5%
Money Market Funds — 3.5%
First American Government Obligations Fund — Class X,
4.05%(e)	2,168,492	2,168,492
Total Short-Term Investments
(Cost $2,168,492)		2,168,492

Total Investments — 96.8%
(Cost $71,650,768)		59,504,678
Other Assets in Excess of Liabilities — 3.2%		1,971,837
Total Net Assets — 100.0%		$61,476,515

Percentages are stated as a percent of net assets.

(a) Non-income producing as issuer is currently in default.

(b) Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2025, the value of these securities total $56,126,246 or 91.3% of the Fund’s net assets.

(c) Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2025.

(d) Security subject to the Alternative Minimum Tax (“AMT”). As of September 30, 2025, the total value of securities subject to the AMT was $2,076,306 or 3.4% of net assets.

(e) The rate shown represents the 7-day annualized yield as of September 30, 2025.

(f)  Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represent $45,460,034 of 73.9% of net assets as of September 30, 2025.

(g) Non-income producing as the security is in forbearance as September 30, 2025.

See accompanying Notes to Financial Statements.

6

2025 Annual Report | September 30, 2025
Statement of Assets & Liabilities September 30, 2025
Assets:
Investments, at fair value (cost $71,650,768)	$59,504,678
Interest receivable from investments	2,409,502
Prepaid expenses	3,964
Total assets	61,918,144
Liabilities:
Payable to Adviser	218,223
Payable for fund administration & accounting fees	8,771
Payable for professional fees	128,863
Payable for custody fees	982
Payable for transfer agent fees & expenses	9,885
Payable to directors	1,000
Payable for compliance fees	611
Distributions payable	29,686
Accrued expenses and other liabilites	43,608
Total liabilities	441,629
Net Assets	$61,476,515
Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 11,713,190 shares issued and outstanding (1,000,000,000 shares authorized)	$11,713
Additional paid-in capital	106,879,549
Total accumulated loss	(45,414,747)
Net Assets applicable to common stockholders	$61,476,515
Net Asset Value per common share outstanding (net assets applicable to common stockholders, divided by common shares outstanding)	$5.25

See accompanying Notes to Financial Statements.

7

Statement of Operations For the Year Ended September 30, 2025
Investment Income:
Interest income	$13,128,483
Expenses:
Advisory fees (See Note 4)	1,075,189
Audit and tax fees	185,542
Legal fees	141,108
Director fees	103,671
Other	84,038
Shareholder communication fees	66,379
Transfer agent fees and expenses (See Note 4)	64,027
Fund administration and accounting fees (See Note 4)	59,807
Compliance fees	37,919
Registration fees	32,131
Custody fees (See Note 4)	6,478
Total expenses before reimbursement	1,856,289
Less: fees reimbursed by Adviser (See Note 4)	(30,631)
Net expenses	1,825,658
Net Investment Income	11,302,825
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(23,359,589)
Net change in unrealized appreciation (depreciation) of investments	10,540,308
Net Realized and Unrealized Loss on Investments	(12,819,281)
Net Decrease in Net Assets Resulting from Operations	$(1,516,456)

See accompanying Notes to Financial Statements.

8

2025 Annual Report | September 30, 2025
Statement of Changes in Net Assets
	Year Ended September 30, 2025	Year Ended September 30, 2024
Operations
Net investment income	$11,302,825	$3,190,473
Net realized loss on investments	(23,359,589)	(3,508,110)
Net change in unrealized appreciation (depreciation) of investments	10,540,308	5,024,790
Net increase (decrease) in net assets resulting from operations	(1,516,456)	4,707,153
Capital Share Transactions
Proceeds from shares sold	—	549,233
Proceeds from reinvestment of distributions	—	478,639
Payments for shares redeemed	(5,282,319)	(24,116,033)
Decrease in net assets resulting from capital share transactions	(5,282,319)	(23,088,161)
Distributions to Shareholders
From distributable earnings	(11,310,996)	(3,470,601)
From return of capital	(23,583,201)	—
Total distributions to shareholders	(34,894,197)	(3,470,601)
Total Decrease in Net Assets	(41,692,972)	(21,851,609)
Net Assets
Beginning of year	103,169,487	125,021,096
End of year	$61,476,515	$103,169,487
Transactions in Shares:
Shares sold	—	61,640
Shares issued to holders in reinvestment of dividends	—	57,025
Shares redeemed	(636,983)	(2,879,050)
Decrease in Institutional Class shares outstanding	(636,983)	(2,760,385)

See accompanying Notes to Financial Statements.

9

Statement of Cash Flows For the Year Ended September 30, 2025
Tax-Exempt Private Credit Fund, Inc.
Cash Flows From Operating Activities
Interest received from investments	$14,172,554
Purchases of long-term investments	—
Proceeds from sales of long-term investments	28,400,631
Purchases of short-term investments, net	(248,190)
Operating expenses paid	(1,717,690)
Net cash provided by operating activities	40,607,305
Cash Flows From Financing Activities
Issuance of common stock	—
Redemption of common stock	(5,282,319)
Distributions paid to common stockholders	(35,324,986)
Net cash used in financing activities	(40,607,305)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets resulting from operations to net cash provided by (used in) operating activities
Net decrease in net assets resulting from operations	$(1,516,456)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	—
Proceeds from sales of long-term investments	28,400,631
Purchases of short-term investments, net	(248,190)
Net unrealized depreciation of investments	(10,540,308)
Accretion of market discount, net	(97,303)
Net realized loss on investments	23,359,589
Changes in operating assets and liabilities:
Decrease in interest receivable from investments	1,141,374
Decrease in other assets	33,471
Increase in payable to Adviser, net of expense reimbursement	62,461
Increase in accrued expenses and other liabilities	12,036
Total adjustments	42,123,761
Net cash provided by (used in) operating activities	$40,607,305
Non-Cash Financing Activities
Reinvestment of distributions in additional common shares	$—

See accompanying Notes to Financial Statements.

10

2025 Annual Report | September 30, 2025
Financial Highlights
	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Per Common Share Data
Net asset value, beginning of year	$8.35	$8.27	$9.30	$9.48	$9.65
Investment operations:
Net investment income(1)	0.96	0.30	0.31	0.53	0.37
Net realized and unrealized gain (loss) on investments	(1.08)	0.03	(0.62)	(0.21)	(0.15)
Total from investment operations	(0.12)	0.33	(0.31)	0.32	0.22
Less distributions from:
Net investment income	(0.97)	(0.25)	(0.37)	(0.50)	(0.37)
Net realized gains	—	—	(0.35)	—	(0.02)
Return of capital	(2.01)	—	—	—	—
Total distributions	(2.98)	(0.25)	(0.72)	(0.50)	(0.39)
Net asset value, end of year	$5.25	$8.35	$8.27	$9.30	$9.48
Total Return	(1.49)%	4.13%	(3.31)%	3.40%	2.38%

Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$61,477	$103,169	$125,021	$179,930	$208,572
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.16%	2.08%	1.67%	1.62%	1.72%
After expense reimbursement/recoupment	2.12%	1.61%	1.55%	1.51%	1.51%
Ratio of expenses excluding interest expense to average net assets:
Before expense reimbursement/recoupment	2.16%	1.99%	1.66%	1.62%	1.72%
After expense reimbursement/recoupment	2.12%	1.51%	1.55%	1.51%	1.51%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	13.11%	2.31%	3.96%	5.12%	3.03%
After expense reimbursement/recoupment	13.15%	2.79%	4.08%	5.23%	3.23%
Portfolio turnover rate	0%	3%	24%	10%	24%

(1) Based on average shares outstanding for the period

See accompanying Notes to Financial Statements.

11

Notes to Financial Statements September 30, 2025

1. Organization

Tax-Exempt Private Credit Fund, Inc., formerly known as Ecofin Tax-Exempt Private Credit Fund, Inc. (the “Fund”), was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offered shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”) until June 21, 2024, when the Fund’s prospectus was amended to suspend offers and sales of its common shares effective as of that date.

The Fund seeks to generate attractive total return with an emphasis on tax-exempt income. “Tax-Exempt” income is income that is exempt from federal income tax or both federal and state income tax.

Prior to October 24, 2024, the Fund was an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund expected to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tendered for repurchase more than 5% of the outstanding shares of the Fund, the Fund could, but was not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

On October 24, 2024, the Fund held a special meeting of shareholders, and at such meeting, Fund shareholders approved two Proposals. Proposal 1 is a Plan of Liquidation and Termination whereby the Fund will seek to conduct an orderly liquidation to harvest the value of its assets, pay debts, and make liquidating distributions to Fund shareholders. Proposal 2 asked Fund shareholders to approve a removal of the Fund’s fundamental policy of making quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value. Both proposals received the requisite shareholder approval at the meeting, fulfilling the shareholder authorization required to effect the liquidation and permitting the Fund to move forward with the orderly wind-down in accordance with the approved plan. Additionally, as a result of the shareholder approval of Proposal 1, the Expense Limitation and Reimbursement Agreement was terminated effective October 24, 2024.

For the year ended September 30, 2025, the Fund engaged in the following repurchase offers:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Tendered
November 1, 2024	5.0%	620,080	5.0%

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	—	Quoted prices in active markets for identical assets or liabilities.
Level 2	—

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.
12

2025 Annual Report | September 30, 2025
Notes to Financial Statements (continued) September 30, 2025

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Fixed income securities, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation designee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$11,876,152	$45,173,483	$57,049,635
Private Loans	—	—	286,551	286,551
Short Term Investments	2,168,492	—	—	2,168,492
Total Investments	$2,168,492	$11,876,152	$45,460,034	$59,504,678

The following tables present assets measured at fair value on a reoccurring basis using significant unobservable inputs (Level 3) for the year ended September 30, 2025:

	Private Loans	Municipal Bonds
Balance — beginning of period	$2,647,665	$28,694,611
Transfers into (out of) Level 3(1)	—	26,484,339
Purchases	648,000	—
Sales	(1,219,306)	—
Accretion/(Amortization)	—	3,755
Net realized gain (loss)	—	(19,011,344)
Net change in unrealized depreciation(1)	(1,789,808)	9,002,122
Balance — end of period	$286,551	$45,173,483
Net change in unrealized depreciation from investments still held as of 9/30/2025	$(1,789,808)	$(793,844)

(1) Transfers between levels are recognized at the end of the reporting period and as such net change in unrealized depreciation does not include unrealized depreciation from investments transferred to Level 3 during the period. Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities.

13

Notes to Financial Statements (continued) September 30, 2025
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average(2)	Impact to valuation from increase to input(3)
Municipal Bonds — Arizona Industrial Development Authority	$ 26,484,339	Income Approach Market Approach	Discount Rate Appraisal Value	9% $43,400,000	9% $43,400,000	Decrease Increase
Municipal Bonds — Capital Trust Agency Inc.	5,106,344	Income Approach Market Approach	Discount Rate $ per Square Foot	11% $156	11% $156	Decrease Increase
Municipal Bonds — Public Finance Authority	13,582,800	Market Approach	Estimated Transaction Value	$13,500,000	$13,500,000	N/A
Private Loans — Regional Housing & Community Note	—	Income Approach Market Approach	Discount Rate Estimated ERTC Recovery Value	11% $0	11% $0	Decrease Increase
Private Loans — CHAMP. DAVIE H.S.	286,551	Income Approach Market Approach	Discount Rate $ per Square Foot	11% $156	11% $156	Decrease Increase

(2) Weighted by relative fair value.

(3) Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

C. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date.

D. Distributions to Stockholders — Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income (including tax-exempt income reduced by certain disallowed expenses) each year both to avoid federal income tax and excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation — The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of September 30, 2025, the Fund had no uncertain tax positions, and no penalties or interest was accrued. The Fund does not expect any change in their unrecognized tax positions in the next twelve months. The tax years ending September 30, 2022 through 2025 remain open to examination by federal and state authorities.

F. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Recent Accounting and Regulatory Updates — The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07) during the fiscal period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The officers of the Fund act as the Fund’s chief operating decision maker (“CODM”) and are responsible for assessing performance and allocating resources in accordance with the terms of Fund’s prospectus. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is consistent with the information presented in the Fund’s financial statements.

14

2025 Annual Report | September 30, 2025
Notes to Financial Statements (continued) September 30, 2025

3. Risks and Uncertainties

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in Municipal-Related Securities. The Fund considers a security or obligation to be a Municipal-Related Security if it is issued (i) for projects in the social infrastructure sector (defined below) or (ii) by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The “social infrastructure sector” includes assets and services that accommodate essential social services related to education, healthcare, housing, human service providers and social services. Such assets and services may include, but not be limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors, student, affordable, military and other housing facilities; industrial/infrastructure and utility projects; and nonprofit and civic facilities. The Fund may also invest up to 20% of its total assets in each of the following: (i) securities guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (ii) equity investments in other companies, including exchange-traded funds and (iii) non-Municipal-Related Securities.

In February 2022, a number of countries (including the US, UK and EU) imposed sanctions against certain entities and individuals in Russia as a result of the official recognition of the Donetsk People Republic and Lugansk People Republic by the Russian Federation. Announcements of potential additional sanctions have been made following military operations initiated by Russia against the Ukraine on February 24, 2022. Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. The situation has driven a sharp increase in volatility across markets and has the potential to adversely impact global economies. Although neither the Fund’s performance nor operations have been significantly impacted by the above, the situation nevertheless presents uncertainty and risk with respect to financials results.

Market risks such as political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Capital Advisors, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

Pursuant to an Expense Limitation and Reimbursement Agreement, through October 24, 2024 the Adviser had agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) would not exceed 0.25% of Managed Assets (annualized). The Fund agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses were less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit was then in effect, such lower limit) within the three-year period after the Adviser incurred the expense; provided, however, that the Adviser could recapture a Specified Expense in the same year it was incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). During the period October 1, 2024 to October 24, 2024, the Adviser did not recoup any previously waived fees for the Fund. The Expense Limitation and Reimbursement Agreement was terminated between the Adviser and the Fund on October 24, 2024. As a result, the Adviser is no longer obligated to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined in the Fund’s prospectus) will not exceed 0.25% of net assets (annualized) and is no longer entitled to reimbursement of any previous expenses borne by the Adviser on behalf of the Fund.

U.S. Bank Global Fund Services, LLC (“USBGFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ending September 30, 2025, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

15

Notes to Financial Statements (continued) September 30, 2025

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ending September 30, 2025, were as follows:

	Purchases	Sales
Mortgage Backed Securities	$—	$11,436
Municipal Bonds	—	28,389,195

6. Federal Tax Information

For the year ended September 30, 2025, the Fund’s most recently completed fiscal year end, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of Investments	$71,650,768
Gross unrealized appreciation	2,117,340
Gross unrealized depreciation	(14,263,430)
Net unrealized appreciation/(depreciation)	$(12,146,090)
Undistributed ordinary income(1)	—
Undistributed tax-exempt income	—
Undistributed long-term capital gain	—
Total accumulated loss	(12,146,090)
Other temporary differences	(148,352)
Other accumulated losses	(33,120,305)
Total accumulated gains/(losses)	$(45,414,747)

(1) Undistributed short-term capital gain included in ordinary income.

For the years ended September 30, 2025, and September 30, 2024, the Fund paid the following distributions to shareholders:

	Year Ended September 30, 2025	Year Ended September 30, 2024
Ordinary Income(2)	$659,912	$716,486
Tax-Exempt Income(3)	$10,651,084	$2,754,115
Long-Term Capital Gains	$—	$—
Return of Capital	$23,583,201	$—

(2) For Federal Income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

(3) Designated as exempt per IRC Sec 852(b)(5).

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended September 30, 2025 there were no reclassifications.

As of September 30, 2025, TSIFX had short-term capital loss carryforwards of $1,920,436 and had long-term capital loss carryforwards of $31,199,869 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset the gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

16

2025 Annual Report | September 30, 2025
Notes to Financial Statements (continued) September 30, 2025

7. Borrowing

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

As of September 30, 2025, there were no reverse repurchase agreements outstanding in the Fund.

The Fund had established a line of credit (“LOC”) in the amount of $8,000,000. Borrowings under the LOC were charged an interest rate equal to the greater of (i) prime rate minus 1.00% and (ii) 0.00%. The LOC was intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility was with the Fund’s custodian, U.S. Bank, N.A. During the period October 1, 2024 to February 14, 2025, the Fund did not borrow on the LOC. The LOC matured on February 14, 2025 and was not renewed.

8. Subsequent Events

On October 14, 2025, the Tax-Exempt Private Credit Fund (the “Fund”) entered a contract to divest the entirety of its portfolio holdings following the receipt of multiple indications of interest from prospective purchasers. Following a comprehensive review of all bids received, the highest offer available was approved, which reflects prevailing market conditions, the current financial position of the portfolio holdings, shareholder interests, and other factors. The transaction is expected to close prior to November 30, 2025, with a final liquidating distribution to shareholders anticipated shortly thereafter.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Tax-Exempt Private Credit Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tax-Exempt Private Credit Fund, Inc. (formerly Ecofin Tax-Exempt Private Credit Fund, Inc.) (the “Fund”), including the schedule of investments, as of September 30, 2025, the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended September 30, 2024 and the financial highlights for each of the four years in the period ended September 30, 2024 have been audited by other auditors, whose report dated November 27, 2024 expressed unqualified opinion on such statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2025.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter

We draw attention to Note 2 of the financial statements, which describes the significant concentration of the Fund’s investments in Level 3 illiquid securities. As of September 30, 2025, approximately 74% of the Fund’s Net Asset Value (NAV) consists of these securities. The valuation of these assets, which do not have readily observable market prices, is based on valuation models and significant unobservable inputs developed by management. The actual value realized upon the eventual disposition of these securities could differ, possibly materially, from the amounts presented in the financial statements. Our opinion is not modified with respect to this matter.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 28, 2025

18

2025 Annual Report | September 30, 2025
Directors and Officers (unaudited) September 30, 2025
Name and Age	Position(s) Held with the Company and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Public Company Directorships Held by Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since February 2018.	1

Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Associate Professor and Chairman of the Department of Risk Management and Insurance, Robinson College of Business, Georgia State University and Director of Asset and Wealth Management Programs (faculty member 1999-2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017).

				Tortoise Energy Infrastructure Corporation (TYG) and Tortoise Sustainable and Social Impact Term Fund (TEAF); Peachtree Alternative Strategies Fund.
Allen R. Strain (Born 1952)	Director since February 2018.	1

Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2014 to August 2015 and 2009 to 2010; Vice President and Chief Financial Officer (January 2012 – April 2014) and Director (2010 – 2011), Ewing Marion Kauffman Foundation; Managing Director (2004 – 2008) and Senior Vice President (2000 – 2008), State Street – Kansas City (securities processing/custody).

				None.
John G. Woolway (Born 1962)	Director since February 2018.	1	President and Chief Investment Officer, Vantage Investment Partners (2003 – Present).	None.
Interested Director(1)
Jeffrey Kruske (Born 1975)	Director and Chairman of the Board since December 2024

Chief Operating Officer, Chief Legal Officer, and Chief Compliance Officer at Tortoise Capital Advisors L.L.C. (since 2017); General Counsel, Office of the Kansas Securities Commissioner (2011 – 2016); Attorney, Schlagel Gordon & Kinzer, LLC (2009 – 2011); Attorney, Law Office of Jeffrey S. Kruske, P.A. (2002 – 2009).

				None.

(1) As a result of his position held with our Adviser or its affiliates, this individual is considered an “interested person” of ours within the meaning of the 1940 Act.

19

Directors and Officers (unaudited) (continued) September 30, 2025
Name and Age(2)	Position(s) Held with the Company and Length of Time Served(3)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Public Company Directorships Held by Director
Interested Officers(4)
Jeffrey Kruske (Born 1975)	Chief Executive Officer, since December 2024	N/A

Chief Operating Officer, Chief Legal Officer, and Chief Compliance Officer at Tortoise Capital Advisors L.L.C. (since 2017); General Counsel, Office of the Kansas Securities Commissioner (2011 – 2016); Attorney, Schlagel Gordon & Kinzer, LLC (2009 – 2011); Attorney, Law Office of Jeffrey S. Kruske, P.A. (2002 – 2009).

N/A
Sean Wickliffe (Born 1989)	Principal Financial Officer and Treasurer since July 2025.	N/A

Vice President – Financial Operations of the Adviser since January 2021; Senior Financial Operations Analyst of the Adviser from January 2020 to January 2021; Financial Operations Analyst of the Adviser from December 2016 to January 2020; Junior Financial Operations Analyst of the Adviser from November 2015 to December 2016.

N/A
Jennifer Black (Born 1985)	Secretary since March 2025

Senior Vice President, Operations since January 2025; Managing Director – Financial Operations of Tortoise from June 2024 – December 2024, Managing Director – Tax of Tortoise from January 2022 – May 2024; Director- Tax of Tortoise from January 2021 – December 2021; Vice President – Tax of Tortoise from October 2017 – 2020; previously served in various roles at KPMG LLP from December 2009 – September 2017 including most recently as a Tax Manager.

N/A
Amy Siefer (Born 1977)	Chief Compliance Officer since March 2025		Director, Fund CCO Services, PINE Advisor Solutions LLC (2024 – present); Vice President at Citi Fund Services Ohio, Inc. (2012 – 2024).	N/A

(2) The address of each director and officer is 5901 College Boulevard, Suite 400, Overland Park, KS 66211.

(3) Officers are elected annually.

(4) As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

20

2025 Annual Report | September 30, 2025
Additional Information

Change In Registered Independent Public Accounting Firm

At a meeting held on May 21, 2025, the Board of Directors of Tax-Exempt Private Credit Fund, Inc. (the “Fund”) approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund. Ernst & Young LLP previously served as the Fund’s independent registered public accounting firm for the year ended September 30, 2024. On May 21, 2025, the Fund notified Ernst & Young LLP of the Fund’s engagement of Tait, Weller & Baker LLP, and the resulting dismissal of Ernst & Young LLP, as the Fund’s independent registered public accounting firm.

During each of the two fiscal years ended September 30, 2024 and September 30, 2023 and for the period through May 21, 2025: (i) there were no disagreements between the Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to the Fund.

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Part of Form N-PORT is available without charge upon request by calling the Adviser at (866) 362-9331 or through the Adviser’s website at www.tortoisecapital.com.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2021 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoisecapital.com; and (ii) on the SEC’s Web site at www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

21

Board of Directors

Jeffrey Kruske

Tortoise

Conrad S. Ciccotello

Independent

Allen R. Strain

Independent

John G. Woolway

Independent

Investment Adviser

Tortoise Capital Advisors, L.L.C.

5901 College Boulevard, Suite 400

Overland Park, KS 66211

Independent Registered Public

Accounting Firm

Tait, Weller & Baker, LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102-2529

Transfer Agent, Fund Accountant

and Fund Administrator

U.S. Bank Global Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC

111 E. Kilbourn Ave. Suite 2200

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North Rivercenter Drive

Milwaukee, WI 53212

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G. Street, N.W.

Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded
by a prospectus.

5901 College Boulevard, Suite 400 Overland Park, KS 66211 www.tortoisecapital.com

(b)    Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and its Principal Financial Officer. The Registrant has made only administrative/clerical changes to this code of ethics during the period covered by this report to reflect a change in the name of the Principal Executive Officer and Principal Financial Officer. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

(a) – (d) The Registrant has engaged its principal accountant to perform audit services, audit related services and tax services. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2025	FYE 9/30/2024
Audit Fees	$75,000	$125,000
Audit-Related Fees	—	—
Tax Fees	$25,000	$21,335
All Other Fees	—	—

(e)(1)The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to Tortoise Capital Advisors, L.L.C. (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant.

(e)(2)None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

(f)     All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)    In the Registrant’s fiscal year ended September 30, 2025 and fiscal year ended September 30, 2024, the Adviser was billed approximately $10,000 and $64,300 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years.

(h)    The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

(i) – (j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable for closed-end management investment companies.

Item 8. Changes in Certifying Accountants.

(a)     At a meeting held on May 21, 2025, the Board of Directors of Tax-Exempt Private Credit Fund, Inc. (the “Fund”) approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund. Ernst & Young LLP previously served as the Fund’s independent registered public accounting firm for the year ended September 30, 2024. On May 21, 2025, the Fund notified Ernst & Young LLP of the Fund’s engagement of Tait, Weller & Baker LLP, and the resulting dismissal of Ernst & Young LLP, as the Fund’s independent registered public accounting firm.

The reports of Ernst & Young LLP, the previous independent registered public accounting firm for the Fund, on the Fund’s financial statements as of and for the fiscal years ended September 30, 2024 and September 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended September 30, 2024 and September 30, 2023 and for the period through May 21, 2025: (i) there were no disagreements between the Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to the Fund.

The Fund has provided Ernst & Young LLP with a copy of the foregoing disclosures and has requested that Ernst & Young LLP furnish the Fund with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements made by the Fund and, if not, stating the respects in which it does not agree. A copy of Ernst & Young LLP’s letter, is filed as an exhibit in the Registrant’s Form 8-K, filed on May 28, 2025 (File No.: 811-23318).

(b)    At a meeting held on May 21, 2025, the Board of Directors of the Fund approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund.

During each of the two fiscal years ended September 30, 2024 and September 30, 2023 and for the period through May 21, 2025, none of the Fund or any party acting on behalf of the Fund consulted Tait, Weller & Baker LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

See Registrant’s Form 8-K (File No.: 811-23318), filed on May 28, 2025 for full notice and disclosure of Change In Accountant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

In 2024, in approving the renewal of the TSIFX Investment Advisory Agreement, the Board followed their established review and oversight process. As part of this process, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the fund (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Fund and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from Independent, third party sources, regarding the factors considered in their evaluation. Before the Independent Directors voted on approval of the Independent Advisory Agreement, the Independent Directors met with independent legal counsel during an executive session and discussed the agreements and related information.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of the date of the filing of this Form N-CSR.

As of the date of this filing, primary responsibility for the day-to-day management of the Registrant’s portfolio is the joint responsibility of the investment committee consisting of Mark Marifian, Matthew Sallee and Robert J. Thummel, Jr. The committee oversees the investment of the portfolio as well as evaluates the private credit market environment for the purpose of liquidating the Fund. Biographical information about each member of the investment committee named above as of the date of this filing is set forth below. “Tortoise Capital” refers to the family of companies under Tortoise Parent Holdco, LLC, including the Adviser, among others.

Name	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
Mark Marifian	N/A

Managing Director, Head of Product Management of Tortoise Capital since September 23, 2024; Managing Director, Client portfolio manager of Tortoise Capital from January 2023 to September 22, 2024; Director, Client portfolio manager of Tortoise Capital from July 2021 to December 2023; Client portfolio manager of Tortoise Capital from September 2019 to June 2021.

Matthew Sallee	N/A

Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019. CFA designation since 2009.

Robert Thummel	N/A

Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019.

*        The address of each member of the investment committee is 5901 College Blvd Suite 400, Overland Park, KS 66211.

The following table provides information about the other accounts managed on a day-to-day basis by each of the members of investment committee as of September 30, 2025 except as noted:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Mark Marifian
Registered investment companies	—	—	—	—
Other pooled investment vehicles	—	—	—	—
Other accounts	—	—	—	—

James Mick
Registered investment companies	6	$5,186,985,695	—	—
Other pooled investment vehicles	2	$67,814,279	—	—
Other accounts	337	$2,948,518,357	8	$956,360,762

Matthew Sallee
Registered investment companies	6	$5,186,985,695	—	—
Other pooled investment vehicles	2	$67,814,279	—	—
Other accounts	337	$2,948,518,357	8	$956,360,762

Robert J. Thummel, Jr.
Registered investment companies	6	$5,186,985,695	—	—
Other pooled investment vehicles	2	$67,814,279	—	—
Other accounts	337	$2,948,518,357	8	$956,360,762

Material Conflicts of Interest

There will be occasions when the Adviser may encounter potential conflicts of interest in connection with the Registrant. If any matter arises that the Adviser determines in its good faith judgment constitutes an actual conflict of interest, the Adviser may take such actions as it determines may be necessary or appropriate, within the context of the advisory agreement between the Adviser and the Registrant, to ameliorate the conflict. There can be no assurance that the Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Registrant. The following discussion enumerates certain potential conflicts of interest, which should be carefully evaluated before making an investment in the Registrant.

Other Fees.    The Adviser and its affiliates may be entitled to receive cash and non-cash commitment, break-up, monitoring, directors’, organizational, set-up, advisory, investment banking, underwriting, syndication and other similar fees in connection with the purchase, monitoring or disposition of investments or from unconsummated transactions, including warrants, options, derivatives and other rights in respect of securities owned by the Registrant. The Registrant’s common shareholders (“Common Shareholders”) will not receive any benefit from fees that are (i) paid to the Adviser or any of its affiliates from an issuer in which the Registrant or another Tortoise Capital investment fund has an interest and (ii) applied in whole or in part to offset management fees payable by holders in such other Tortoise Capital investment fund, and such fees will not offset any management fees payable by Common Shareholders.

Moreover, Tortoise Capital and its personnel may receive certain intangible and/or other benefits and/or perquisites arising or resulting from their activities on behalf of the Registrant which will also not be subject to any offset against the management fee or otherwise shared with the Registrant, its Common Shareholders and/or the issuers.

Other Activities of Management.    Tortoise Capital personnel (including investment team members of the Adviser, and members of the investment committee) will devote such time as shall be reasonably necessary to conduct the business affairs of the Registrant in an appropriate manner. Tortoise Capital personnel will work on the business and operation of Tortoise Capital and other projects, including Tortoise Capital’s other investment funds, managed accounts and other vehicles, and, therefore, conflicts exist in the allocation of resources in connection with such other activities, including due to Tortoise Capital’s internal policies such as policies with regards to information barriers and compliance with applicable law and regulation. The Registrant will have no interest in other investments, funds, vehicles, accounts or other matters and it is possible that the investments held by such funds, vehicles and accounts may be in competition with those of the Registrant. In this regard, for example, portfolio managers and members of the investment committee devote a substantial amount of their business time to the affairs of Tortoise Capital’s other funds and operations. In addition, we share certain investment personnel with 503 Capital Partner, LLC, an unaffiliated entity that acquired our private credit business. We are solely responsible for overseeing such shared resources pursuant to our policies and procedures when they are providing services to our clients. Such shared resources allocate a material portion of their time to clients other than Tortoise clients.

Allocation of Investment Opportunities with Other Vehicles; Conflicting Fiduciary Duties to Other Collective Investment Vehicles.    As a general matter, there can be no assurances that all investment opportunities identified by the Adviser will be made available to the Registrant. The Adviser is able to make certain private investments outside the Registrant. Consistent with the foregoing, the Adviser expects, from time to time, to be presented with investment opportunities that fall within the investment objective of the Registrant and other Tortoise Capital-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements including, without limitation, co-invest funds, any successor fund to the Registrant and registered investment companies, in each case, whether now existing or established in the future (collectively, “Other Tortoise Capital Accounts”), and in such circumstances, the Adviser will allocate such opportunities (including any related co-investment opportunities) to the Registrant and Other Tortoise Capital Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other Tortoise Capital Accounts) on a basis that the Adviser determines in its sole discretion to be fair and reasonable in accordance with the Adviser’s allocation policy and procedures. In this regard the Adviser currently serves as investment adviser for Other Tortoise Capital Accounts with investment objectives that overlap with the Registrant’s investment objective. The Adviser may allocate investment opportunities to such Other Tortoise Capital Accounts, and such Other Tortoise Capital Accounts may compete with the Registrant for specific transactions.

The Adviser may give advice and recommend securities to, or buy or sell securities for, the Registrant, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other Tortoise Capital Accounts, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to Common Shareholders through one or more product structures. Such accounts may also serve the purpose of establishing a performance record for the strategy. The management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser has adopted various policies to mitigate these conflicts, including policies that require them to avoid favoring any account. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Co-Investment Opportunities.    As a registered investment company under the 1940 Act, the Registrant is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Registrant’s ability to make investments or enter into other transactions alongside the Other Tortoise Capital Accounts. There can be no assurance that such regulatory restrictions will not adversely affect the Registrant’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Registrant may co-invest with Other Tortoise Capital Accounts (including co-investment or other vehicles in which the Adviser, the Sub-Adviser or their personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Registrant and one or more of such Other Tortoise Capital Accounts. Even if the Registrant and any such Other Tortoise Capital Accounts and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise. In addition, the Adviser has obtained an exemptive order from the SEC that permits the Registrant to co-invest with Other Tortoise Capital Accounts subject to complying with the conditions of such exemptive order.

Investments in Which Another Tortoise Capital Fund Has a Different Principal Investment.    Subject to the limitation of the 1940 Act, the Registrant may make investments in issuers in which Tortoise Capital-affiliated investment funds, vehicles or separately managed accounts have or are concurrently making a different principal investment at the time of the Registrant’s investment, and investment funds that have been or may be formed by Tortoise Capital may invest in issuers in which the Registrant has made an investment. In such situations, the Registrant and such other Tortoise Capital-affiliated investment funds may have conflicting interests (e.g., over the terms of their respective investments). If the issuer in which the Registrant holds a debt investment and in which a Tortoise Capital affiliate has a different principal investment becomes distressed or defaults on its obligations under such investment, the Registrant will be limited in what actions it can take. In that regard, actions may be taken for the other Tortoise Capital entities that are adverse to the Registrant. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among the potential Common Shareholders and the respective terms thereof. There can be no assurance that the return on the Registrant’s investments will be equivalent to or better than the returns obtained by the other affiliates participating in the transaction. It is possible that in a bankruptcy, insolvency or similar proceeding the Registrant’s interest may be subordinated or otherwise adversely affected by virtue of the involvement and actions of an affiliate of Tortoise Capital relating to its investment.

Personnel.    The Adviser and its affiliates from time to time hire short-term or long-term personnel (or interns) who may be relatives of or are otherwise associated with an investor, issuer or a service provider. Although reasonable efforts are made to mitigate any potential conflicts of interest with respect to each particular situation, there is no guarantee that the Adviser can control for all such potential conflicts of interest, and there may continue to be an ongoing appearance of a conflict of interest.

Tortoise Capital Policies and Procedures.    Policies and procedures implemented by Tortoise Capital from time to time (including as may be implemented in the future) to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Tortoise Capital’s areas of operation or expertise that the Registrant expects to draw on for purposes of pursuing attractive investment opportunities. As a consequence, information, which could be of benefit to the Registrant, might become restricted to certain businesses units within Tortoise Capital and otherwise be unavailable to the Registrant. Tortoise Capital may implement certain policies and procedures that may reduce the positive synergies that Tortoise Capital seeks to cultivate across its businesses. Additionally, the terms of confidentiality or other agreements with or related to companies in which Tortoise Capital has made or has considered making an investment or which is otherwise an advisory client of Tortoise Capital may restrict or otherwise limit the ability of the Registrant and/or its issuers and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such issuers. Tortoise Capital may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Registrant, may require the Registrant to share such opportunities or otherwise limit the amount of an opportunity the Registrant can otherwise take.

Additional Potential Conflicts.    The officers, directors, members, managers, employees and dual associates of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by Tortoise Capital. For the avoidance of doubt, the Registrant may sell investments to any third party, including Common Shareholders in the Registrant and other Common Shareholders in investment vehicles managed or sponsored by Tortoise Capital.

Service Providers.    Certain service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, investment or commercial banking firms and certain other advisors and agents) to the Registrant, Tortoise Capital or their issuers provide goods or services to or have business, personal, political, financial or other relationships with Tortoise Capital. Such service providers may be Common Shareholders in the Registrant, affiliates of the Adviser, sources of investment opportunities or co-Common Shareholders or counterparties therewith. These relationships may influence the Adviser in deciding whether to select or recommend such a service provider to perform services for the Registrant or an issuer (the cost of which will generally be borne directly or indirectly by the Registrant or such issuer, as applicable).

Notwithstanding the foregoing, investment transactions for the Registrant that require the use of a service provider will generally be allocated to service providers on the basis of the Adviser’s judgment as to best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Registrant. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to Tortoise Capital, the Adviser, or their affiliates as compared to services provided to the Registrant and its issuers, which may result in more favorable rates or arrangements than those payable by the Registrant or such issuers.

Compensation

None of Messrs. Marifian, Sallee or Thummel receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. Each of Messrs. Marifian, Sallee and Thummel receives a base salary for the services he provides and is also eligible for an annual bonus. The annual bonus is discretionary. A portion of the bonus amount may be deferred for certain key employees and may increase over a defined vesting period based on a measured rate of return tied to the applicable entity’s performance. Additional benefits received by Messrs. Marifian, Sallee or Thummel are normal and customary employee benefits generally available to all full-time employees. Messr. Marifian owns an equity interest in Tortoise Parent Holdco, LLC which indirectly wholly owns the Adviser who thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of September 30, 2025 except as noted below:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Mark Marifian	None
Matthew Sallee	None
Robert J. Thummel, Jr.	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 4/1/25 – 4/30/25	0	0	0	0
Month #2 5/1/25 – 5/31/25	0	0	0	0
Month #3 6/1/25 – 6/30/25	0	0	0	0
Month #4 7/1/25 – 7/31/25	0	0	0	0
Month #5 8/1/25 – 8/31/25	0	0	0	0
Month #6 9/1/25 – 9/30/25	0	0	0	0
Total	0	0	0	0

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) or this Item.

Item 16. Controls and Procedures.

(a)     The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)

Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(a)(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed. Not applicable — no officers of the Registrant are compensated by the Registrant.

(a)(3)

A separate certification for each principal executive and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (the “Act”). Filed herewith.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.
(a)(5)	Disclosure of Change in Independent Registered Public Accounting Firm. Furnished herewith.
(b)

Certifications required by Rule 30a-2(b) under the Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tax-Exempt Private Credit Fund, Inc.
By (Signature and Title)	/s/ Jeffrey Kruske
Jeffrey Kruske, Chief Executive Officer
Date:	December 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey Kruske
Jeffrey Kruske, Chief Executive Officer
Date:	December 8, 2025
By (Signature and Title)	/s/ Sean Wickliffe
Sean Wickliffe, Principal Financial Officer and Treasurer
Date:	December 8, 2025